MASTER REORGANIZATION AGREEMENT


                  This MASTER REORGANIZATION AGREEMENT (this "Agreement"), dated March 3, 1998, among CSC Parent Corporation (to be renamed, Cablevision Systems Corporation), a Delaware corporation ("Cablevision"), and Cablevision Systems Corporation (to be renamed CSC Holdings, Inc.), a Delaware corporation and a wholly owned subsidiary of Cablevision ("CSC Holdings").

                  WHEREAS, pursuant to an Amended and Restated Contribution and Merger Agreement (the "Contribution and Merger Agreement"), dated as of June 6, 1997, by and among CSC Holdings, Cablevision, CSC Merger Corporation, a Delaware corporation, and TCI Communications, Inc., a Delaware corporation ("TCI"), Cablevision will, among other things, acquire the Acquired Assets and the Contributed Subsidiary Capital Stock and assume the Assumed Liabilities in the Contribution;

                  WHEREAS, Cablevision may restructure the operations of Cablevision and its Subsidiaries as set forth herein;

                  WHEREAS, the parties to this Agreement have agreed in the Contribution and Merger Agreement that they shall not take or cause to be taken any action, whether before or after the Effective Time, that would cause the Merger, the Contribution or, if applicable, the Partnership Contribution not to qualify as an exchange governed by Section 351 of the Code; and further thereto, the parties hereto have no plan or intention to engage in any transaction, including the Reorganization, that would cause the Merger, the Contribution or the Partnership Contribution not to qualify as an exchange governed by Section 351 of the Code;

                  NOW, THEREFORE, in consideration of the foregoing and the respective representations, warranties, covenants and agreements set forth herein, the parties hereto agree as follows:

                                    ARTICLE I

                               CERTAIN DEFINITIONS

                  Section 1.1. Specific Definitions. The following terms shall have the meaning set forth or referenced below. Any capitalized terms used but not specifically defined in this Agreement shall have the meaning set forth in the Contribution and Merger Agreement.

                  "First-Tier Reorganization" means a reorganization in accordance with the terms of Article II.

                  "Reorganization" means the First-Tier Reorganization and the Second-Tier Reorganization.

                  "Second-Tier Reorganization" means a reorganization in accordance with the terms of Article III.


                                   ARTICLE II

                            FIRST-TIER REORGANIZATION

                  2.1. Terms of First-Tier Reorganization. Cablevision shall, after the Effective Time but subject to the satisfaction or waiver of the conditions set forth in Section 4.1, effect and cause to be effected the First-Tier Reorganization effective as of the time and dates and in the chronological order set forth on Schedule 1.


                                   ARTICLE III

                           SECOND-TIER REORGANIZATION

                  3.1. Terms of Second-Tier Reorganization. Cablevision and CSC Holdings may, if Cablevision so elects after the Effective Time but subject to the satisfaction or waiver of the conditions set forth in Article IV, effect and cause to be effected the Second-Tier Reorganization effective as of the times and dates and in the chronological order set forth on Schedule 2 or at such other times, dates and order as Cablevision may designate.




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



                                   ARTICLE IV

                              CONDITIONS PRECEDENT

                  4.1. Conditions to the Reorganization. The Reorganization shall be subject to the satisfaction (or waiver by Cablevision and CSC Holdings) of the following conditions:

                  (a) Completion of the Contribution. The Contribution Closing shall have occurred.

                  (b) No Injunctions or Restraints; Illegality. No temporary restraining order, preliminary or permanent injunction or other order issued by any court of competent jurisdiction or other legal restraint or prohibition preventing the consummation of the Reorganization shall be in effect. There shall not be any action taken, or any statute, rule, regulation or order enacted, entered, enforced or deemed applicable to the Reorganization, which makes the consummation of the Reorganization illegal.

                  4.2. Conditions to the Second-Tier Reorganization. The Second-Tier Reorganization shall be subject to the satisfaction of the following conditions:

                  (a) Timing; Internal Revenue Service Ruling. Either (i) an amount of time equal to one-year from the Contribution Closing shall have elapsed or (ii) Cablevision or CSC Holdings shall have obtained a ruling from the Internal Revenue Service to the effect that the transactions in the Second-Tier Reorganization will not cause the Contribution and the Merger not to qualify as an exchange governed by
         Section 351 of the Code; and

                  (b) The First-Tier Reorganization. The First-Tier Reorganization shall have been consummated.


                                    ARTICLE V

                                  MISCELLANEOUS

                  5.1. Termination. This Agreement may be terminated at any time by an instrument executed by



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



Cablevision and CSC Holdings. In the event of termination of this Agreement, this Agreement shall forthwith become void and there shall be no liability or obligation on the part of Cablevision or CSC Holdings or their respective officers or directors.

                  5.2. Counterparts. This Agreement may be executed in counterparts, all of which shall be considered one and the same agreement, and shall become effective when all counterparts have been signed by each of the parties and delivered to all the other parties, it being understood that all parties need not sign the same counterpart.

                  5.3. Entire Agreement. The Contribution and Merger Agreement and this Agreement (including the documents and the instruments referred to herein and therein) constitute the entire agreement and supersede all prior agreements and understandings, both written and oral, among the parties with respect to the subject matter hereof.

                  5.4. Governing Law. This Agreement shall be governed by and construed in accordance with the laws applied under the Contribution and Merger Agreement.

                  5.5. Third-Party Beneficiaries. This Agreement shall not be construed to accrue any benefits, rights or privileges to any Person other than the parties to this Agreement.

                  5.6. Amendment. This Agreement may be amended by the mutual written agreement of the parties hereto.



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



                  IN WITNESS WHEREOF, the undersigned have caused this Agreement to be signed by their respective officers as of the date first above written.

                                            CABLEVISION SYSTEMS CORPORATION


                                            By: /s/ Robert S. Lemle
                                               ---------------------------------
                                               Name:  Robert S. Lemle
                                               Title: Executive Vice President,
                                                      General Counsel and
                                                      Secretary




                                            CSC PARENT CORPORATION


                                            By: /s/ Robert S. Lemle
                                               ---------------------------------
                                               Name:  Robert S. Lemle
                                               Title: Executive Vice President,
                                                      General Counsel and
                                                      Secretary





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




                                   SCHEDULE 1

      CONTRIBUTED SUBSIDIARY CAPITAL
      STOCK/ACQUIRED ASSETS/ASSUMED                                              DATE AND TIME
      LIABILITIES                                TRANSFEROR     TRANSFEREE       OF TRANSFER
      ----------------------------------------------------------------------------------------
1.    .11% Interest in TKR Cable Company          Parent        CSC TKR, Inc.    3/4/98 at*

2.    99.89% Interest in TKR Cable                Parent        CSC TKR, Inc.    3/4/98 at*
      Company

3.    52.05% Interest in KRC/CCC                  Parent        CSC TKR, Inc.    3/4/98 at*
      Investment Partnership

4.    52.05% Interest in KRC/CCC                 CSC TKR,       CSC TKR I,       3/4/98 at**
      Investment Partnership                       Inc.         Inc.

5.    47.95% Interest in KRC/CCC                  Parent        CSC TKR, Inc.    3/4/98 at*
      Investment Partnership

6.    Acquired Assets and Assumed                 Parent        Cablevision      3/4/98 at*
      Liabilities relating to the Oakland                       of Oakland,
      and Franklin Lakes, New Jersey                            Inc.
      Asset Contributed Systems***

7.    Acquired Assets and Assumed                 Parent        Cablevision      3/4/98 at*
      Liabilities relating to the                               of
      Brookhaven, New York Asset                                Brookhaven,
      Contributed System***                                     Inc.

8.    Certain Acquired Assets and Assumed         Parent        Cablevision      3/4/98 at*
      Liabilities relating to the                               of Patterson,
      Paterson, New Jersey Asset                                Inc.
      Contributed System***

9.    Remaining Acquired Assets and               Parent        Cablevision      3/4/98 at*
      Assumed Liabilities relating to the                       of Patterson,
      Paterson, New Jersey Asset                                Inc.
      Contributed System and the Acquired
      Assets and Assumed Liabilities
      relating to the Allamuchy, New
      Jersey Asset Contributed System***

--------

* Immediately upon receipt by Parent pursuant to the transfers under the Contribution and Merger Agreement.

** Immediately upon receipt by CSC TKR, Inc. from Parent pursuant to the transfer under the set forth in 2 above.

*** Transfer including a transfer of certain rights to receive Acquired Assets (and obligations to assume Assumed Liabilities) relating to the respective Asset Contributed Systems being transferred as contemplated by Section 3.6 of the Contribution and Merger Agreement.

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


                                   SCHEDULE 2

TRANSFERRED
SUBSIDIARY                    TRANSFEROR                     TRANSFEREE
-------------------------------------------------------------------------------

UA-Columbia                   Cablevision Systems            CSC Holdings, Inc.
Cablevision of                Corporation
Westchester, Inc.

Cablevision of                Cablevision Systems            CSC Holdings, Inc.
Brookhaven, Inc.              Corporation

Cablevision of                Cablevision Systems            CSC Holdings, Inc.
Patterson, Inc.               Corporation

Cablevision of                Cablevision Systems            CSC Holdings, Inc.
Oakland, Inc.                 Corporation

CSC TKR, Inc.                 Cablevision Systems            CSC Holdings, Inc.
                              Corporation

All of the                    Cablevision Systems            CSC Holdings, Inc.
outstanding capital           Corporation
stock held by
Cablevision Systems
Corporation in The
Cable Television
Network of New
Jersey, Inc.

Rainbow Media                 CSC Holdings, Inc.             Cablevision Systems
Holdings, Inc.                                               Corporation


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